Exhibit 10.7

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”) is made effective as of the 30th day of June, 2005, by and between Auto Underwriters of America, Inc., a California corporation having its principal place of business at 2755 Campus Drive, Suite 155, San Mateo, California, 94403 (referred to herein as "Buyer"), and EPIC Financial Services Inc., a Texas corporation having its principal place of business at 17000 Dallas Parkway Suite 207, Dallas, Texas 75248 (referred to herein as "Seller").  The Buyer and Seller are sometimes collectively referred to herein as the “Parties.”

WHEREAS, Seller owns certain fixed assets as further described herein, see exhibit A, and desires to sell said fixed assets to the Buyer;

WHEREAS, Buyer desires to purchase the fixed assets on Exhibit A, hereto attached, from Seller under the terms and conditions contained herein;

WHEREAS, this purchase and sale is limited to the purchase of fixed assets hereinafter specifically set forth in exhibit A and to provide a form of reimbursement from Buyer to Seller, and it is the intention of the Parties that Buyer shall not assume any liabilities of the Seller nor of any individual shareholders of the Seller.

NOW, THEREFORE, the Parties hereto, in consideration of the mutual covenants, agreements, undertakings and consideration in the form of shares of Buyer the receipt and sufficiency is hereby acknowledged and received, do hereby agree as follows:

Sale of Assets

Seller agrees to sell and Buyer agrees to purchase all of Seller’s rights, title, and interest in the following fixed assets: certain furniture and business equipment valued at $250,000, as previously agreed upon by the Parties and as schedule on exhibit A attached.

Purchase Price

In exchange for the purchase of fixed assets on exhibit A of Seller, Buyer agrees to transfer to Seller 500,000 shares of common stock of Auto Underwriters of America, Inc.

Representations by Seller

a)  That, Seller is the owner of, and has good and marketable title to, all of the fixed assets listed in exhibit A attached to this Agreement and made the basis of this transaction, free and clear of all debts and encumbrances, and said assets shall be enjoyed by Buyer free and clear of all encumbrances.

b)  That there are no liens or security interests against the property and assets being transferred herein.

Miscellaneous

a)  This Agreement supersedes all prior agreements between the Parties both oral and express and may not be changed orally.

b)  The terms and conditions of the Agreement shall be binding upon the distributees, representatives, successors, and assigns of the respective Parties.

c)  Buyer and Seller are independent companies and neither Party shall be, nor represent itself to be, the joint venturer, franchiser, franchisee, partner, broker, employee, or servant of the other Party for any purpose.  Neither Party shall be responsible for the acts or omissions of the other.  Neither Party shall bear authority to make any representation or incur any obligation on behalf of the other Party unless expressly authorized herein.

d)  This Agreement shall be construed pursuant to the laws of the state of Texas.

e.)  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute a single instrument, and the signature of any Party of any counterpart shall be deemed a signature to any and may be appended to any other counterpart.

Entire Agreement/Modification

This Agreement contains the entire agreement between the Parties hereto with respect to the transactions contemplated herein and no representation, promise, inducement, or statement of intention relating to the transactions contemplated by this Agreement has been made by any Party that is not set forth in the Agreement. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the Parties hereto.

IN WITNESS WHEREOF, the Parties have executed this Agreement on this 30 day of June, 2005.

Auto Underwriters of America, Inc (Buyer)

By: _________________________________
Dean Antonis
President

EPIC Financial Services, Inc. (Seller)

By: _________________________________
William Kellagher
Vice President

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